Restricted Cash	12 Months Ended
Dec. 31, 2012
Restricted Cash [Abstract]
Restricted Cash
5.	RESTRICTED CASH

Restricted cash consists of the following:

(i) $1,605 reserved in an escrow account for registration of a new VIE’s wholly owned subsidiary. The deposited balance is included in the Group’s bank balance until the registration of the new company is completed. In March 2013, the new company completed legal process of registration and the restriction was removed.

(ii) $300 reserved in an escrow account to guarantee the application for operation right from an international internet organization. The deposit can be withdrawn if the application for the right of operation fails, or after the authorized operation period expires.